Cash and cash equivalents	12 Months Ended
Dec. 31, 2017
Cash, cash equivalents and restricted cash
Cash and cash equivalents

15. Cash and cash equivalents

	At December 31,
	2017	2016
	€m	€m
Cash at bank and in hand	535	729
Short term bank deposits	108	16
Restricted cash	11	27
	654	772

Within cash and cash equivalents, the Group had €11 million of restricted cash at December 31, 2017 (2016: €27 million), which includes bank guarantees in the United States and early retirement plans in Germany.